GOLDMAN SACHS CLEAN ENERGY INCOME FUND

Schedule of Investments

February 28, 2021 (Unaudited)

Shares	Description	Value

Common Stocks – 94.3%
Biomass/Biofuels – 6.1%
297,098	Enviva Partners LP	$ 15,755,107
273,600	Green Plains Partners LP	2,771,568
27,355	Renewable Energy Group, Inc.*	2,127,398

		20,654,073

Distributed Generation/Rooftop Solar* – 1.8%
96,611	Sunrun, Inc.	6,045,917

Renewable Power Producer – 53.6%
5,561	Ameresco, Inc. Class A*	317,644
486,497	Atlantica Sustainable Infrastructure PLC	17,586,867
503,270	Boralex, Inc. Class A	17,511,233
64,196	Brookfield Renewable Corp. Class A	2,964,571
597,600	Brookfield Renewable Partners LP	25,334,371
500,082	Clearway Energy, Inc. Class A	13,077,144
261,682	EDP Renovaveis SA	5,714,760
157,019	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	8,829,178
511,715	Innergex Renewable Energy, Inc.	9,682,616
317,607	NextEra Energy Partners LP	23,070,972
750,326	Northland Power, Inc.	24,910,635
106,719	Ormat Technologies, Inc.	9,142,617
42,528	Orsted A/S(a)	6,854,523
144,563	Polaris Infrastructure, Inc.	2,382,120
168,482	RWE AG	6,363,533
450,991	TransAlta Renewables, Inc.	7,151,500

		180,894,284

Renewable Technology & Equipment – 2.7%
46,591	Ballard Power Systems, Inc.*	1,296,162
20,373	Enphase Energy, Inc.*	3,586,870
7,082	SolarEdge Technologies, Inc.*	2,112,632
8,588	Vestas Wind Systems A/S	1,610,464
114,199	Xebec Adsorption, Inc.*	708,920

		9,315,048

Renewable-Focused Power Infrastructure – 29.9%
1,191,064	Algonquin Power & Utilities Corp.	18,447,172
14,272	Alliant Energy Corp.	658,795
77,221	American Electric Power Co., Inc.	5,779,992
12,280	CMS Energy Corp.	664,471
98,368	Dominion Energy, Inc.	6,720,502
745,923	EDP - Energias de Portugal SA	4,275,411
155,824	Emera, Inc.	6,139,412
1,413,398	Enel SpA	13,326,788
78,939	Hydro One Ltd.(a)	1,676,043
676,813	Iberdrola SA	8,481,762
30,686	IDACORP, Inc.	2,646,361
288,159	NextEra Energy, Inc.	21,173,923
587,272	SSE PLC	10,884,476

		100,875,108

TOTAL COMMON STOCKS (Cost $336,312,733)		$317,784,430

Units / Shares	Description		Value

Special Purpose Acquisition Companies* – 1.9%
495,004	ECP Environmental Growth Opportunities Corp.		$ 5,271,793
57,500	ECP Environmental Growth Opportunities Corp. Founder Shares(b)(c)		—
61,711	Qell Acquisition Corp.		735,595
96,798	Rice Acquisition Corp. Class A		1,057,034

SPECIAL PURPOSE ACQUISITION COMPANIES (Cost $6,597,558)			$ 7,064,422

Units	Expiration Date	Strike price	Value

Warrant* – 0.1%
Special Purpose Acquisition Company – 0.1%
ECP Environmental Growth Opportunities Corp. Private(b)(c)
94,001		$ 11.50	$ 141,001
Rice Acquisition Corp.
48,399	10/26/2027	$ 11.50	109,866

TOTAL WARRANT (Cost $246,579)			$ 250,867

Shares	Dividend Rate		Value

Investment Company(d) – 2.1%
Goldman Sachs Financial Square Government Fund —Institutional Shares
7,160,690	0.036%		$ 7,160,690
(Cost $7,160,690)

TOTAL INVESTMENTS – 98.4% (Cost $349,532,445)			$332,260,409

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%			5,355,994

NET ASSETS – 100.0%			$337,616,403

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Restricted securities are not registered under the Securities Act of 1933, as amended, and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of Restricted securities amounts to $141,001, which represents approximately 0.0% of the Fund’s net assets as of February 28, 2021. See additional details below:

Restricted Security	Acquisition Date	Cost
ECP Environmental Growth Opportunities Corp. Private	02/11/2021	$141,001
ECP Environmental Growth Opportunities Corp. Founder Shares	02/11/2021	—

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(d)	Represents an affiliated fund.

Investment Abbreviations:
IPP	— Independent Power Producers
LP	— Limited Partnership
PLC	— Public Limited Company

GOLDMAN SACHS ENERGY INFRASTRUCTURE FUND

Schedule of Investments (continued)

February 28, 2021 (Unaudited)

Shares	Description	Value

Common Stocks – 96.3%
Gathering + Processing – 29.4%
486,580	Antero Midstream Corp.	$ 4,291,636
62,338	Crestwood Equity Partners LP	1,368,319
147,610	DCP Midstream LP	3,226,755
452,413	MPLX LP	10,771,953
352,730	ONEOK, Inc.	15,622,412
648,257	Targa Resources Corp.	20,050,589
575,353	The Williams Cos., Inc.	13,141,062
192,283	Western Midstream Partners LP	3,197,666

		71,670,392

Marketing | Wholesale – 1.5%
218,126	Gibson Energy, Inc.	3,712,564

Other* – 0.9%
35,704	Darling Ingredients, Inc.	2,250,780

Other | Liquefaction – 8.5%
273,275	Cheniere Energy, Inc.*	18,416,003
47,389	New Fortress Energy, Inc.	2,239,604

		20,655,607

Pipeline Transportation | Natural Gas – 28.9%
1,304,742	Energy Transfer LP	9,968,229
824,371	Enterprise Products Partners LP	17,575,590
390,570	Equitrans Midstream Corp.	2,823,821
233,521	Inter Pipeline Ltd.	3,286,469
466,203	Keyera Corp.	9,037,583
651,498	Kinder Morgan, Inc.	9,577,021
435,421	TC Energy Corp.	18,236,633

		70,505,346

Pipeline Transportation | Petroleum – 22.1%
155,571	BP Midstream Partners LP	1,775,065
546,813	Enbridge, Inc.	18,467,722
180,641	Magellan Midstream Partners LP	7,527,310
445,603	Pembina Pipeline Corp.	11,330,908
84,247	Phillips 66 Partners LP	2,247,710
1,323,636	Plains GP Holdings LP Class A	11,409,742
114,646	Shell Midstream Partners LP	1,255,374

		54,013,831

Power Generation – 5.0%
39,110	Atlantica Sustainable Infrastructure PLC	1,413,827
37,167	Brookfield Renewable Partner LP	1,568,819
2,803	Enphase Energy, Inc.*	493,496
42,728	NextEra Energy Partners LP	3,103,762
34,506	NextEra Energy, Inc.	2,535,501
46,204	Northland Power, Inc.	1,533,961
54,839	The AES Corp.	1,456,524

		12,105,890

TOTAL COMMON STOCKS (Cost $161,755,269)		$234,914,410

Units / Shares	Description		Value

Special Purpose Acquisition Companies* – 3.0%
423,963	ECP Environmental Growth Opportunities Corp.		4,515,206
49,248	ECP Environmental Growth Opportunities Corp. Founder Shares(a)(b)		—
272,186	Rice Acquisition Corp. Class A		2,972,271

SPECIAL PURPOSE ACQUISITION COMPANIES (Cost $6,664,617)			$ 7,487,477

Units	Expiration Date	Strike price	Value

Warrant* – 0.2%
Special Purpose Acquisition Company – 0.2%
ECP Environmental Growth Opportunities Corp. Private(a)(b)
80,510		$ 11.50	$ 120,765
Rice Acquisition Corp.
136,093	10/26/27	$ 11.50	308,931

TOTAL WARRANT (Cost $417,638)			$ 429,696

TOTAL INVESTMENTS – 99.5% (Cost $168,837,524)			$242,831,583

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%			1,105,734

NET ASSETS – 100.0%			$243,937,317

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Restricted securities are not registered under the Securities Act of 1933, as amended, and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of Restricted securities amounts to $120,765, which represents approximately 0.1% of the Fund’s net assets as of February 28, 2021. See additional details below:

Restricted Security	Acquisition Date	Cost
ECP Environmental Growth Opportunities Corp. Private	02/11/2021	$120,765
ECP Environmental Growth Opportunities Corp. Founder Shares	02/11/2021	—

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

Investment Abbreviations:
GP	— General Partnership
LP	— Limited Partnership
PLC	— Public Limited Company

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS ENERGY FUNDS

Schedule of Investments (continued)

February 28, 2021 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

Investments and Fair Value Measurements — U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic

GOLDMAN SACHS ENERGY FUNDS

Schedule of Investments (continued)

February 28, 2021 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of February 28, 2021:

CLEAN ENERGY INCOME

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Europe	$23,301,627	$51,796,957	$—
North America	242,685,846	—	—
Special Purpose Acquisition Companies	7,064,422	—	—
Warrants	—	109,866	141,001
Investment Company	7,160,690	—	—

Total	$280,212,585	$51,906,823	$141,001

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

ENERGY INFRASTRUCTURE

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Europe	$1,413,827	$—	$—
North America	233,500,583	—	—
Special Purpose Acquisition Companies	7,487,477	—	—
Warrants	—	308,931	120,765

Total	$242,401,887	$308,931	$120,765

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

The Funds’ risks include, but are not limited to, the following:

Clean Energy Sector Risk — The Clean Energy Income Fund concentrates its investments in the clean energy group of industries, and will therefore be susceptible to adverse economic, business, social, political, environmental, regulatory or other developments affecting that group of industries. Clean energy companies may be more volatile than companies operating in more established industries. Certain valuation methods used to value clean energy companies have not been in widespread use for a significant period of time and may further increase the volatility of certain clean energy company share prices. Clean energy companies and other companies operating in the clean energy group of industries are subject to specific risks, including, among others: fluctuations in commodity prices and/or interest rates; changes in governmental or environmental regulation; reduced availability of clean energy sources or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; seasonal weather conditions, extreme weather or other natural disasters; and threats of attack by terrorists on certain clean energy assets. Clean energy companies can be significantly affected by the supply of, and demand for, particular energy products, which may result in overproduction or underproduction. Additionally, changes in the regulatory environment for clean energy companies may adversely impact their profitability. Obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions can significantly affect companies in the clean energy group of industries. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies. Adhering to the clean energy company criteria and applying the Investment Adviser’s supplemental clean energy analysis may also affect the Fund’s performance relative to other energy sector-focused funds that do not adhere to such criteria or apply such analysis.

GOLDMAN SACHS ENERGY FUNDS

Schedule of Investments (continued)

February 28, 2021 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

Energy Sector Risk — The Energy Infrastructure Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others: fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Geographic and Sector Risk — The Funds focus their investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Investments in Other Investment Companies Risk —As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

GOLDMAN SACHS ENERGY FUNDS

Schedule of Investments (continued)

February 28, 2021 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Special Purpose Acquisition Companies Risk — A Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other purposes; (ii) prior to any acquisition or merger, a SPAC’s assets are typically invested in government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of a Fund’s other investments; (iii) a Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, a Fund’s investments in SPACs will not significantly contribute to a Fund’s distributions to shareholders; (iv) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (v) if an acquisition or merger target is identified, a Fund may elect not to participate in the proposed transaction or a Fund may be required to divest its interests in the SPAC due to regulatory or other considerations, in which case the warrants or other rights with respect to the SPAC held by a Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (vii) under any circumstances in which a Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC’s assets, less any applicable taxes), the returns on that investment may be negligible, and a Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (viii) to the extent an acquisition or merger is announced or completed, shareholders who redeem their shares prior to that time may not reap any resulting benefits; (ix) a Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (x) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (xi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (xii) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving a Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what a Fund believes is the SPAC interest’s intrinsic value; and (xiii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Tax Risks — Tax risks associated with investments in the Funds include but are not limited to the following:

GOLDMAN SACHS ENERGY FUNDS

Schedule of Investments (continued)

February 28, 2021 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by a Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase a Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.